ABRDN FUNDS

abrdn Global Absolute Return Strategies Fund

(the “Fund”)

Supplement dated April 17, 2023 to the Fund’s Prospectus dated February 28, 2023,

as supplemented to date

Effective immediately, the following replaces the fee table for the Fund in the section entitled, “Summary – abrdn Global Absolute Return Strategies Fund – Fees and Expenses of the Fund” on page 41 of the Prospectus:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None	None
Small Account Fee (2)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	1.01%	0.98%	1.00%
Acquired Fund Fees and Expenses (3)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses (4)	1.91%	1.63%	1.65%
Less: Amount of Fee Limitations/Expense Reimbursements (5)	0.82%	0.93%	0.82%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements (4)	1.09%	0.70%	0.83%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.
(4)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(5)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.65% for all classes of the Fund. This contractual limitation may not be terminated before February 29, 2024 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Please retain this supplement for future reference.